Building the tools to unlock the value of data



SRAX

As of October 7, 2018

Nasdaq: SRAX

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the private securities litigation reform act of 1995. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ than those projected. Such forward-looking information and statements are based on the current estimates and projections of the Company or assumptions based on information currently available to the Company. Such statements involve known and unknown risks, including but not limited to those risks identified in our filings with the Securities and Exchange Commission, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of revenues, future national or regional economic and competitive conditions, difficulties in developing the Company's technology platforms, retaining and expanding the Company's customer base, fluctuations in consumer spending on the Company's products and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation. Any forward-looking statements or information in this presentation speak only as at the date of this presentation.

About SRAX

SRAX is a consumer data management and distribution technology platform that builds valuable verticals around specific data sets.


SRAX
Social
SRAX
Verticals
BIG
BIGtoken

Solve data challenges for all actors in the digital advertising ecosystem.

Growth Strategy

Proven vertical model with sale of healthcare business, SRAXmd

Launching blockchain technology platform, BIGtoken

Identifying value in each of our business units

Continuing to grow our sales infrastructure

Sold Healthcare Business, SRAXmd

- **$52.5M** total consideration

  -$33.5M less transaction expenses in cash

  -$10M in preferred shares / 31% ownership in new SRAXmd entity

  -Up to $9M as an earn-out upon reaching gross profit targets by December 31, 2018

  -2016 revenue was $4M out of $36M
  -2017 revenue was $8M out of $26M

- SRAX repurchased 515,000 shares from SRAXmd employees, in conjuction with the sale on August 6, 2018

BIGtoken

BIGtoken is a consumer-powered data management and distribution system revolutionizing advertising by offering consumers choice, transparency and compensation for their data.

Who owns our data?


CORPORATE
CONSUMER
Public records: Court, vehicle and voter records…
Website searches
Social media profile and activity information
Website visits
Smartphone and app usage
Online purchase information
1. DATA GENERATION
Browser or Device Specific Data
Individual-level data
2. DATA AGGREGATION
Advertiser
DSP
SSP
Network
Publisher
3. DATA EXECUTION

The advertising cycle begins and ends with the consumer, yet consumers are the most disempowered actor in the ecosystem.

Evolution of Advertising Challenges & Solutions

	Ad Fraud - Bots →	Viewability →	Data Accuracy
Effect	• Fraudulent web page views • Wasted ad dollars • Damaged SEO & website reputation	• No industry standard • Wasted ad dollars	• Irrelevant ads served • Wasted ad dollars
Solution	• Bot detection and mitigation tools	• Higher viewability measurement standards • Ad verification tools	BIGtoken

How BIG revolutionizes data collection

Data collection before BIG

Not transparent to consumer

Consumer is not compensated

Consumer does not participate in relationship: not opted-in or verified

OpData is innacurate and unverified



Basic Info
Undergraduate Degree
Renters
Single
High School Diploma
Basic Info
Vocational or Technical School
Infants
Some College
Greater than $250,000
Basic Info
Mortgage
Credit Card Holder
Children (6-10)
Married
Not Married
Basic Info
35-39
Home Owners
No
Los Angeles-Long Beach-Santa Ana
$60,000-$74,999
Basic Info
$75,000-$99,999
Single Family
7+ Years
Spanish
Current Student
Basic Info
San Francisco-Oakland-Fremont
Chrome
Version 10.x
Computer
English

Oracle Data Set
More than 50% of data on Kris Nelson is incorrect.



Kris Nelson
Demographic

Data collection after BIG

- Age ✓
- Location ✓
- Household Income ✓
- Homeowner ✓

Transparent to consumer

Consumer is compensated

100% verified by consumer - high accuracy

Consumer opted-in 3rd party systems like social networks will further verify data

BIG Data Set
Data on Kris Nelson is verified and correct.

BIG Consumer Vision

1. Compensation

Consumers earn rewards When they opt into sharing their data and when that data is purchased.

2. Choice

Consumers decide what data is shared, who can buy it, and how it's used. Advertisers reach real responsive audiences.

3. Transparency

Consumers know how their data is used. Advertisers gain verified consumer data for targeting.

BIG User Growth



- Partnerships and integrations with ecommerce, digital media destinations, and loyalty programs
- Referral programs based on user incentives
- Direct marketing user acquisition

BIGtoken User Growth & Revenue Potential

April 2019

500K users

$1.5M in monthly revenue

January 2020

1M users

$3.5M in monthly revenue
$90M annualized revenue

January 2021

3M users

$12M in monthly revenue
$285M annualized revenue

December 2021

10M users

$30M in monthly revenue
$400M+ annual revenue


Sign up today at **bigtoken.com/beta**

Our Products

SRAX Platform

Our custom digital media management platform enables brands and agencies to surpass the challenges of omnichannel marketing campaigns.

SRAX Social

We combine a social media management platform and social strategy services with the power of programmatic to strengthen your competitive edge.

SRAX Shopper

Our stack of CPG tools puts your brand at the top of consumers' shopping lists through performance pricing, custom data targeting and brand safe delivery.

SRAX Auto

Our global work with automobile manufacturers and dealers enables you to better engage drivers through mobile and desktop display, email, and video ad targeting.

SRAX IR

Our tools enable you to reach and engage current and potential stock buyers at their trading desks, investor events, or at home on both desktop and mobile.

Financial Highlights

Digital Advertising is a Seasonal Industry

Q2 2018

- 72% gross margin, up from 56% in Q2 2017
- $41K in cash and cash equivalents at June 30, 2018, with $4M in credit facility
- $33.5M in gross proceeds received in August 2018

2017

- $23.3M gross revenue, compared to $35.8M in 2016
- $14.3M gross profit, increased from $12.5M in 2016
- 60% gross margin, up from 35% in 2016
- $3.8M loss from operations, decreased from $4.8M in 2016
- $6.7M net loss, compared to 2016 net loss of $4.2M including a $3.7M benefit from a contingent consideration write-off
- $382k Adjusted EBITDA[1] loss, improved from Adjusted EBITDA loss of $1.1M in 2016

Gross Margin Improvement



41%
60%
56%
72%
2016
2017
Q2 2017
Q2 2018

[1]Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and certain additional one-time expenses. It is not intended to represent a measure of performance in accordance with accounting principles generally accepted in the United States (GAAP). A detailed description and reconciliation of EBITDA and management's reasons for using this measure is in the Q2 2018 press release issued on August 14, 2018

Investment Rationale

Optimization and Monetization of Data

$52.5M
Sale of healthcare vertical

$130B
Solving problems for huge digital data market

4+
Verticals: Shopper, Auto, Social, IR

BIG
Launched BIGtoken in Beta Sept. 2018

$400M
Revenue potential by Dec. 2021 for BIGtoken

72%
Gross margin for Q2 2018

APPENDIX

Management with Proven Track Record



CHRIS MIGLINO

CEO and Founder

Chris has spent the past 20 years working in the digital advertising space and has successfully launched and sold 2 internet companies. Both of these companies were sold to publicly traded companies on the NASDAQ. He has a detailed understanding of how technology interacts with brands.



KRISTOFFER NELSON

COO

Kris oversees sales operations, marketing, network management and growth, strategic partnerships, and organization development. He brings more than 10 years of executive experience and a diverse background in business development, sales management, and organization development to SRAX.



J.P Hannan

CFO

J.P. is responsible for all accounting, finance, andinvestor relations activities for SRAX. He has spent 20+ years as a CFO in private and publicly-held media companies.



VLADI DELSOGLIO

CCO

Vladi follows an intrinsic desire to express himself through the manipulation of forms and thoughts, ideas and emotions. He studied media design and worked at several cool media companies before working at SRAX. Teaching Interactive Design at the Art Center of Pasadena allows him to enter one of the pinnacles of American design.



RANDY CLARK

EVP, Sales

Randy leads our sales organization with a proven strategic and tactical approach augmented over 20+ years in media. Having built successful sales teams at 7 different media organizations, he has a passion for providing "lift" within his organization, bolstering winning cultural experiences, providing a positive work environment and creating a clear path to success.



MOE AVITIA

General Manager

Moe has 18+ years of experience in business development and building high-tech teams. He is responsible for day-to-day operations and product development for SRAX Mexico as well as hiring and managing strategic partnerships with schools, government and private organizations.

Capitalization Table

As of October 7, 2018	Shares
Total Current Shares Outstanding[1]	**10,179,996**
Warrants[2]	**3,098,564**
Options[3]	**720,000**
Fully Diluted Shares (as reported)	**13,998,560**
Potential Shares ($6,885,000 debentures @$3.00)	**2,195,000**
Total Potential and Fully Diluted Shares	**16,193,560**

[1] In conjunction with the sale of SRAXmd on August 6, 2018, the company repurchased 515,000 shares from SRAXmd employees.

[2] Warrant exercises range from $2.245 to $7.50 with a weighted average strike of $5.09.

[3] Employee options range from $4.20 to $10.00 with a weighted average strike of $6.57. In conjunction with the sale of SRAXmd on August 6, 2018, the company repurchased 160,000 options from SRAXmd employees.

CHRISTOPHER MIGLINO
CEO and Founder
323.229.0297
Chris@srax.com
@chrismiglino

SRAX